John Hancock
Preferred
Income Fund

SEMI
ANNUAL
REPORT

1.31.03

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 11

For your information
page 21

Dear Fellow Shareholders,

After starting 2003 with a bang, the stock market quickly gave in to the continuing pressures that plagued it throughout 2002. The threat of war with Iraq increased and terrorism fears grew. The uncertainty surrounding these and other geopolitical issues became uppermost in investors' minds and caused the market to continue the tumble that marked 2002. In the month of January, the Dow Jones Industrial Average returned -3.24%, the Standard & Poor's 500 Index lost 2.61% and the Nasdaq Composite Index lost 1.09%. Bonds remained essentially flat in January, with the exception of lower-grade high-yield bonds, which continued a rally they began in the fourth quarter of 2002.

January's results matched the trend of the last three years, in which stocks lost ground every year as the economy stalled, corporate spending and profits were lackluster and investor confidence plunged amid corporate scandals. Bonds, on the other hand, outperformed stocks for a third straight year and produced positive results in 2002, while 96% of U.S. diversified stock mutual funds lost money. These results only confirm the importance of having a portfolio well-diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years, no one can predict when the bear market cycle will turn. Currently, uncertainties abound, with ongoing concerns about the economy and the possibility of war and other geopolitical risks.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in tough times and the best means to reach your long-term goals.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
to provide a high
level of current
income, consistent
with preservation
of capital, by
investing in a
diversified portfo-
lio of securities
that, in the opin-
ion of the Adviser,
may be underval-
ued relative to
similar securities
in the marketplace.
Under normal mar-
ket conditions, the
Fund invests at
least 80% of assets
in preferred stocks
and other pre-
ferred securities.

Over the last six months

* Preferred stocks performed relatively well, driven by falling interest rates and strong demand.

* Since the Fund's inception in August 2002, the investment team has been assembling a diversified portfolio of stocks offering value and strong fundamentals.

* Oil and natural gas-related holdings performed best as prices of both commodities soared.

[Bar chart with heading "John Hancock Preferred Income Fund." Under the heading is a note that reads "Fund performance from inception August 27, 2002 through January 31, 2003." The chart is scaled in increments of 1% with 0% at the bottom and 3% at the top. The first bar represents the 2.22% total return for John Hancock Preferred Income Fund. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 issuers

 2.5%   Nexen, Inc.
 2.4%   General Motors
 2.4%   DPL, Inc.
 2.3%   Shaw Communications, Inc.
 2.1%   AT&T Capital Corp.
 2.0%   Interstate P&L Co.
 1.8%   Public Storage, Inc.
 1.8%   Keyspan Corp.
 1.7%   Duke Capital Finance
 1.7%   J.P. Morgan Chase Capital

As a percentage of net assets plus value of preferred shares on January 31, 2003.



MANAGERS'
REPORT

BY GREGORY K. PHELPS, MARK T. MALONEY AND BARRY H. EVANS, CFA, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Preferred Income Fund

From the inception of John Hancock Preferred Income Fund on August 27, 2002, through January 31, 2003, preferred stocks turned in relatively good performances compared to U.S. common stocks. Much of preferred stocks' gains were driven by falling interest rates, which continued to drift lower in late summer and early fall 2002 in response to a weak economy. That trend continued throughout the remainder of the period, fueled by a surprise half percentage point rate cut by the Federal Reserve Board in November. Preferred stocks pay dividends, just like bonds pay regular interest, and, like bonds, their prices tend to rise when interest rates fall.

"...preferred stocks turned
 in relatively good perfor
 mances compared to U.S.
 common stocks."

Another factor helping the preferred-stock market was strengthening demand from income-seeking investors looking for significantly higher yields than what companies were paying on their bonds and common stocks. Many preferred stocks continued to yield between 7% and 9%, outstripping by a fairly wide margin the yields paid by corporate and other bonds and the dividends paid by common stocks. Demand further strengthened in December and January when a number of newly launched mutual funds focusing on preferred stocks began to invest their assets. In the final month of the period, the preferred market got an added boost from President Bush's proposal to eliminate the double taxation of dividends. Even though most of the preferred stocks that the Fund focuses on won't enjoy tax relief from this proposal, since their dividends are paid in pre-tax dollars, their prices were lifted by the development.

FUND PERFORMANCE

From its inception on August 27, 2002 through January 31, 2003, John Hancock Preferred Income Fund returned 2.22% at net asset value. Over the same period, the Standard & Poor's 500 Index returned -7.74% and the average income and preferred stock closed-end fund returned 0.56%.

[Photos of Greg Phelps, Mark Maloney and Barry Evans flush right next to first paragraph.]

OUR INVESTMENT PROCESS

Our investment philosophy is a fairly straightforward, time-tested process guided by our experienced team of portfolio managers and security analysts. The Fund's primary objective is to provide a high level of current income consistent with preservation of capital. We seek to produce superior results by focusing on the business cycle and individual security fundamentals. This focus on fundamentals means we don't just chase yield. High yield often suggests additional risk -- particularly a heightened sensitivity to interest-rate changes or lower credit quality. We prefer to avoid making bets on the direction of interest rates by altering the Fund's interest-rate sensitivity, and we keep a minimum of 80% of the Fund's investments in investment-grade preferred stocks and bonds. In structuring the portfolio, we seek to add investment value in two ways. First, we try to anticipate broader, more gradual changes in the business cycle, and then invest in those industries and sectors that are expected to benefit from the changes. Second, we look within those industries and sectors for issuers and companies that are undervalued and mispriced relative to the market overall.

"...we have found some of
 the best combinations of
 value and good fundamen-
 tals primarily in the utility,
 financial services and oil
 and gas industry groups..."

DIVERSIFICATION IS KEY

We also put a premium on diversifying the portfolio among a number of industry groups. Since the Fund began operations, we have found some of the best combinations of value and good fundamentals primarily in the utility, financial services and oil and gas industry groups. Among utilities, we favored domestic, regionally based utility companies that have little or no unregulated operations. One of our larger holdings in this area at the end of the period was Dominion Resources. We like the company because of its large, core base of regulated gas and electric utility operations, its major natural gas pipeline operations and its very profitable oil and natural gas production capabilities. Among financial institutions, we emphasized large domestic money center banks and large broker service companies such ING Groep, an international financial services company with a strong track record of successfully entering new markets.

[Table at top left-hand side of page entitled "Top five industry groups 1." The first listing is Utilities 55%, the second is Banks--United States 8%, the third Finance 6%, the fourth Oil & gas 5%, and the fifth REITs 3%.]

[Pie chart in middle of page with heading "Portfolio diversification 1" The chart is divided into four sections (from top to left): Common stocks 3%, Preferred stocks 88%, Corporate bonds 2% and Short-term investments & other 7%.]

LEADERS AND LAGGARDS

As for oil and gas producers, our favorite and one of our best performers during the period was Nexen, Inc., a Canadian oil and natural gas production company with significant international oil production. The run-up in oil prices -- which also helped pump up natural gas prices -- caused companies involved in the production and distribution of oil and natural gas to be among our best performers in the period. Despite relatively anemic global demand for energy, oil and natural gas prices skyrocketed as the year wore on, due to growing concerns about the oil strike in Venezuela and a possible U.S. attack on Iraq that may disrupt oil supplies.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Nexen, Inc. followed by an up arrow with the phrase "Oil prices spike amid fears of Iraq war." The second listing is Energy East followed by an up arrow with the phrase "Demand for high-yielding stocks boosts price." The third listing is El Paso Tennessee Pipeline followed by a down arrow with the phrase "Company's role in California power crisis questioned."]

On the flip side was El Paso Corp. and its wholly owned subsidiary Coastal. Those holdings came under pressure when a judge ruled that the company had manipulated pipeline capacity during the 2001 California power crisis. We think the company will be exonerated in its appeal to the Federal Energy Regulatory Commission.

"Low interest rates
 should continue to
 prompt strong demand
 for preferred stocks..."

OUTLOOK

Our view is that continued lackluster economic growth will preclude the need for interest rate hikes for the foreseeable future. Low interest rates should continue to prompt strong demand for preferred stocks from all types of investors seeking alternatives to low-yielding money market investments and higher-yielding, but more risky, types of taxable bonds. Another factor likely to ignite demand is President Bush's proposal to eliminate taxes on some dividends. In the weeks following that announcement, many investors started to put higher values on many dividend-producing stocks.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 As a percentage of the Fund's portfolio on 1-31-03.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
January 31, 2003
(unaudited)

This schedule is divided into five main categories: common stocks, preferred stocks and securities, corporate bonds, U.S. government securities, and short-term investments. The common stocks, preferred stocks and securities, and corporate bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES/PAR  ISSUER                                                                                              VALUE
COMMON STOCKS 4.19%                                                                                       $25,403,455
(Cost $26,519,478)

Utilities 4.19%                                                                                            25,403,455
226,100  Alliant Energy Corp.                                                                               3,660,559
150,000  Duke Energy Corp.                                                                                  2,554,500
480,000  NiSource, Inc.                                                                                     8,529,600
271,600  Peoples Energy Corp.                                                                               9,997,596
 60,000  Xcel Energy, Inc.                                                                                    661,200

PREFERRED STOCKS AND SECURITIES 129.21%                                                                  $783,483,322
(Cost $786,282,526)

Agricultural Operations 1.74%                                                                              10,560,000
120,000  Ocean Spray Cranberries, Inc., 6.25%, Ser A (R)                                                   10,560,000

Automobiles/Trucks 3.53%                                                                                   21,395,133
378,700  General Motors Corp., 7.25%, 4-15-41                                                               9,501,583
 89,000  General Motors Corp., 7.25%, 7-15-41                                                               2,233,010
254,300  General Motors Corp., 7.25%, 2-15-52                                                               6,286,296
134,325  General Motors Corp., 7.375%, 10-01-51                                                             3,374,244

Banks -- Foreign 2.09%                                                                                     12,703,550
 25,000  Abbey National Plc, 7.00% (United Kingdom)                                                           635,500
 20,000  Abbey National Plc, 7.25% (United Kingdom)                                                           519,000
400,500  Abbey National Plc, 7.375% (United Kingdom)                                                       10,493,100
 12,300  ANZ Exchangable Preferred Trust, 8.00%                                                               316,110
 28,900  NAB Exchangable Preferred Trust, 8.00%                                                               739,840

Banks -- United States 11.69%                                                                              70,860,744
 75,500  ABN AMRO Capital Funding Trust II, 7.125%                                                          1,935,065
 20,500  Bank One Capital Trust V, 8.00%                                                                      553,500
 55,500  Bank One Capital Trust VI, 7.20%                                                                   1,449,105
 71,000  Chase Capital VII, 7.00%, Ser G                                                                    1,817,600
171,400  Comerica Capital Trust I, 7.60%                                                                    4,485,538
292,500  Fleet Capital Trust VII, 7.20%                                                                     7,590,375
454,750  Fleet Capital Trust VIII, 7.20%                                                                   11,800,762
 61,000  J.P. Morgan Chase Capital IX, 7.50%                                                                1,599,420
577,100  J.P. Morgan Chase Capital X, 7.00%, Ser J                                                         14,906,493
 84,800  National Commerce Capital Trust II, 7.70%                                                          1,844,970
 46,856  Regions Finance Trust I, 8.00%                                                                     1,251,992
  6,500  Summit Capital Trust I, 8.40% 03-15-27
         Capital Security, Ser B                                                                            6,920,076
327,100  USB Capital III, 7.75%                                                                             8,743,383
165,700  USB Capital IV, 7.35%                                                                              4,329,741
 62,199  USB Capital V, 7.25%                                                                               1,632,724

Broker Services 3.89%                                                                                      23,562,986
 93,400  Bear Stearns Capital Trust II, 7.50%                                                               2,374,228
 40,600  Bear Stearns Capital Trust III, 7.80%                                                              1,081,990
175,600  Lehman Brothers Holdings, Inc., 5.94%,
         Depositary Shares, Ser C                                                                           8,604,400
 85,200  Lehman Brothers Holdings Capital Trust II, 7.875%, Ser J                                           2,219,460
204,500  Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A                                         5,785,305
 49,452  Merrill Lynch Preferred Capital Trust IV, 7.12%                                                    1,298,610
 82,700  Merrill Lynch Preferred Capital Trust V, 7.28%                                                     2,198,993

Diversified Operations 1.05%                                                                                6,369,000
231,600  Grand Metropolitan Delaware, L.P., 9.42%, Ser A                                                    6,369,000

Finance 8.56%                                                                                              51,886,142
418,328  AT&T Capital Corp., 8.125%                                                                        10,658,997
322,600  AT&T Capital Corp., 8.25%                                                                          8,287,594
 67,000  Citigroup Capital VII, 7.125%                                                                      1,778,180
315,600  Ford Motor Credit Co., 7.60%                                                                       7,924,716
200,000  Household International, Inc., 7.60%, Depositary Shares                                            5,030,000
240,200  Morgan Stanley Capital Trust II, 7.25%                                                             6,290,838
206,600  MSDW Capital Trust I, 7.10%                                                                        5,247,640
194,200  SSBH Capital I, 7.20%                                                                              4,886,072
 70,300  Transamerica Finance Corp., 7.10%                                                                  1,782,105

Insurance 3.16%                                                                                            19,157,232
 27,200  Great-West Life & Annuity Insurance Capital I, 7.25%, Ser A                                          695,232
552,000  ING Groep N.V., 7.05%                                                                             14,076,000
170,000  PLC Capital Trust IV, 7.25%                                                                        4,386,000

Leasing Companies 0.05%                                                                                       325,242
 34,200  AMERCO, 8.50%, Ser A                                                                                 325,242

Leisure 0.34%                                                                                               2,089,134
 83,100  Hilton Hotels Corp., 8.00%                                                                         2,089,134

Media 4.04%                                                                                                24,476,894
173,044  Newscorp Overseas Ltd., 8.625%, Ser A (Cayman Islands)                                             4,334,752
328,418  Shaw Communications, Inc., 8.45%, Ser A (Canada)                                                   6,640,612
665,100  Shaw Communications, Inc., 8.50% (Canada)                                                         13,501,530

Oil & Gas 7.54%                                                                                            45,711,022
 43,800  EnCana Corp., 9.50%                                                                                1,176,030
352,704  Nexen, Inc., 9.375%, Ser 1 (Canada)                                                                9,082,128
517,300  Nexen, Inc., 9.75% (Canada)                                                                       13,346,340
538,600  OXY Capital Trust I, 8.16%                                                                        13,912,038
 97,300  Talisman Energy, Inc., 8.90% (Canada)                                                              2,549,260
 69,000  Talisman Energy, Inc., 9.00% (Canada)                                                              1,790,550
152,600  UDS Capital I, 8.32%                                                                               3,854,676

REIT 4.78%                                                                                                 28,968,942
251,830  Duke Realty Corp., 7.99%, Ser B                                                                   12,733,154
458,743  Public Storage, Inc., 7.50%, Depositary Shares, Ser V                                             11,863,094
129,390  Public Storage, Inc., 8.00%, Depositary Shares, Ser R                                              3,439,186
 34,600  Public Storage, Inc., 8.60%                                                                          933,508

Telecommunications 2.18%                                                                                   13,229,058
  4,700  TCI Communications Financing III, 9.65%
         03-31-27 Capital Security                                                                          4,818,355
330,220  Telephone & Data Systems, Inc., 7.60%, Ser A                                                       8,410,703

Utilities 74.57%                                                                                          452,188,243
 69,700  ALLETE Capital I, 8.05%                                                                            1,785,017
480,000  Ameren Corp., 9.75%, Conv                                                                         12,672,000
200,000  American Electric Power Co., Inc., 9.25%, Conv                                                     7,212,000
 34,000  Appalachian Power Co., 7.30%, Ser B                                                                  850,680
512,507  Aquila, Inc., 7.875%                                                                               7,093,097
 30,700  Atlantic Capital II, 7.375%, Ser C                                                                   777,017
 40,000  Baltimore Gas & Electric Co., 6.99%, Ser 1995                                                      4,160,000
151,100  BGE Capital Trust I, 7.16%                                                                         3,803,187
230,000  Cinergy Corp., 9.50%, Conv                                                                        12,323,400
116,400  Coastal Finance I, 8.375%                                                                          2,045,148
 26,000  Consumers Energy Co. Financing I, 8.36%                                                              570,700
 94,000  Consumers Energy Co. Financing II, 8.20%                                                           2,021,000
 81,000  Consumers Energy Co. Financing III, 9.25%                                                          1,911,600
 91,000  Consumers Energy Co. Financing IV, 9.00%                                                           2,093,000
195,435  Detroit Edison Co., 7.375%                                                                         4,944,505
 56,100  Detroit Edison Co., 7.54%                                                                          1,419,891
253,476  Dominion CNG Capital Trust I, 7.80%                                                                6,666,419
100,000  Dominion Resources, Inc., 9.50%, Conv                                                              5,379,000
 24,000  DPL, Inc. 8.13% 09-01-31 Capital Security                                                         21,120,000
 25,400  DQE Capital Corp., 8.375%                                                                            657,860
210,000  DTE Energy Co., 8.75%, Conv                                                                        5,405,400
 85,700  DTE Energy Trust I, 7.80%                                                                          2,266,765
100,900  Duke Capital Finance Trust I, 7.375%, Ser T                                                        2,475,077
140,400  Duke Capital Finance Trust II, 7.375%, Ser U                                                       3,460,860
349,100  Duke Capital Finance Trust III, 8.375%                                                             9,024,235
109,500  Duke Energy Capital Trust I, 7.20%, Ser Q                                                          2,730,930
142,439  Duke Energy Capital Trust II, 7.20%                                                                3,559,551
220,000  Duke Energy Corp., 8.25%, Conv                                                                     3,179,000
 34,400  Duquesne Light, 7.375%, Ser E                                                                        860,000
231,500  El Paso Tennessee Pipeline Co., 8.25%, Ser A                                                       7,871,000
399,600  Energy East Capital Trust I, 8.25%                                                                10,533,456
 57,700  Entergy Arkansas Capital I, 8.50%, Ser A                                                           1,470,773
 70,400  Entergy Gulf States Capital I, 8.75%, Ser A                                                        1,770,560
328,000  Entergy Mississippi, Inc., 7.25%                                                                   8,528,000
391,600  Enterprise Capital Trust I, 7.44%, Ser A                                                           9,594,200
190,000  Enterprise Capital Trust III, 7.25%, Ser C                                                         4,560,000
 36,500  Equitable Resources Capital Trust, 7.35%                                                             917,975
449,585  FPC Capital I, 7.10%, Ser A                                                                       11,509,376
120,000  FPL Group, Inc., 8.00%, Conv                                                                       6,322,800
 33,400  HECO Capital Trust I, 8.05%                                                                          844,686
128,883  HECO Capital Trust II, 7.30%, Ser 1998                                                             3,276,206
 50,000  Idaho Power Co., 7.07%                                                                             5,175,000
 40,000  Indiana Michigan Power Co., 6.875%                                                                 4,000,000
 70,100  Indiana Michigan Power Co., 7.60%, Ser B                                                           1,759,510
700,000  Interstate Power & Light Co., $8.375 (R)                                                          17,434,410
145,900  KCPL Financing I, 8.30%                                                                            3,656,254
310,000  KeySpan Corp., 8.75%, Conv                                                                        15,664,300
  6,000  KN Capital Trust I, 8.56% 04-15-27 Capital Security, Ser B                                         6,632,064
  4,000  KN Capital Trust III, 7.63% 04-15-28 Capital Security                                              4,035,160
 83,700  MCN Financing II, 8.625%                                                                           2,155,275
154,700  Met-Ed Capital Trust, 7.35%                                                                        3,867,500
215,800  NIPSCO Capital Markets, Inc., 7.75%, Ser A                                                         5,397,158
235,000  Northern States Power Co., 8.00%                                                                   5,957,250
398,000  NSP Financing I, 7.875%                                                                            9,631,600
222,900  OGE Energy Capital Trust I, 8.375%                                                                 5,828,835
133,000  PacifiCorp Capital I, 8.25%, Ser A                                                                 3,343,620
204,800  PacifiCorp Capital II, 7.70%, Ser B                                                                5,150,720
 62,700  Penelec Capital Trust, 7.34%                                                                       1,580,040
 91,700  Pennsylvania Power Co., 7.75%                                                                      9,390,658
 98,400  Potomac Electric Power Co. Trust I, 7.375%                                                         2,504,280
 66,200  PSCO Capital Trust I, 7.60%                                                                        1,605,350
200,000  PSEG Funding Trust II, 8.75%                                                                       5,160,000
399,347  PSO Capital I, 8.00%, Ser A                                                                       10,051,564
170,000  Public Service Enterprise Group, Inc., 10.25%, Conv                                                9,154,500
 96,900  Puget Sound Energy Capital Trust II, 8.40%                                                         2,555,253
297,000  Puget Sound Energy, Inc., 7.45%, Ser II                                                            7,659,630
 20,000  SCE&G Trust I, 7.55%, Ser A                                                                          503,200
404,600  SEMCO Capital Trust I, 10.25%                                                                     10,924,200
 39,800  Southern Co. Capital Trust VI, 7.125%                                                              1,050,720
264,100  Southwestern Public Service, 7.85%, Ser A                                                          6,602,500
330,000  SWEPCO Capital I, 7.875%, Ser A                                                                    8,296,200
 57,600  TDS Capital I, 8.50%                                                                               1,444,032
452,000  TDS Capital II, 8.04%                                                                             11,173,440
469,800  TECO Capital Trust I, 8.50%                                                                       12,214,800
500,000  TECO Energy, Inc., 9.50%, Conv                                                                     8,950,000
 32,800  TransCanada Pipelines Ltd., 8.25% (Canada)                                                           841,648
200,000  TXU Corp., 8.125%, Conv                                                                            5,750,000
286,065  TXU US Holdings Co., $1.875, Depositary Shares, Ser A                                              7,123,019
410,000  Virginia Power Capital Trust, 7.375%                                                              10,778,900
262,000  WEC Capital Trust I, 6.85%                                                                         6,646,940
431,100  Yorkshire Capital Trust I, 8.08%                                                                  10,872,342


ISSUER, DESCRIPTION                                             INTEREST          CREDIT       PAR VALUE
MATURITY DATE                                                    RATE             RATING*     (000s omitted)    VALUE
CORPORATE BONDS 3.00%                                                                                     $18,178,783
(Cost $17,336,003)

Banks -- United States 0.34%                                                                                2,049,558
Capital One Bank,
Sr Note 06-15-05                                                 8.25%            BBB-         $2,000       2,049,558

Utilities 2.66%                                                                                            16,129,225
Midland Funding Corp. II,
Deb Ser A 07-23-05                                              11.75             BB-          10,500      11,025,000
Nisource Finance Corp.,
Gtd Sr Note 11-15-03                                             7.50             BBB           5,000       5,104,225

U.S. GOVERNMENT SECURITIES 0.71%                                                                           $4,297,032
(Cost $4,341,445)
United States Treasury,
Note 05-15-04                                                    7.25             AAA           4,000       4,297,032

SHORT-TERM INVESTMENTS 10.30%                                                                             $62,495,380
(Cost $62,491,282)

Government -- U.S. Agencies 10.30%                                                                         62,495,380
Federal Home Loan Bank,
Disc Note 02-03-03                                               1.19             AAA          22,500      22,500,000
Disc Note 02-05-03                                               1.17             AAA          10,000       9,999,340
Federal Home Loan Mortgage Corp.,
Disc Note 02-04-03                                               1.17             AAA          10,000       9,999,670
Federal National Mortgage Assn.,
Disc Note 02-07-03                                               1.18             AAA          10,000       9,998,680
Disc Note 02-10-03                                               1.20             AAA          10,000       9,997,690

TOTAL INVESTMENTS 147.41%                                                                                $893,857,972

OTHER ASSETS AND LIABILITIES, NET (47.41%)                                                              ($287,501,110)

TOTAL NET ASSETS 100.00%                                                                                 $606,356,862

  * Credit ratings are rated by Moody's Investors Service or John
    Hancock Advisers, LLC where Standard & Poor's ratings are not available.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $27,994,410 or 4.62% of net assets as of January 31, 2003.

    Capital Securities are debt instruments and the amounts shown in the Shares/Par column are dollar amounts of par value.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S. dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

January 31, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $896,970,734)                         $893,857,972
Dividend and interest receivable                                    2,715,469
Receivable from affiliates                                            114,949
Other assets                                                               55

Total assets                                                      896,688,445

LIABILITIES
Due to custodian                                                       12,709
Payable for investments purchased                                   9,490,529
Other payables and accrued expenses                                   823,709

Total liabilities                                                  10,326,947
Auction Preferred Shares (APS), at value,
  unlimited number of shares of beneficial interest
  authorized with no par value, 11,200 shares issued,
  liquidation preference of $25,000 per share                     280,004,636

NET ASSETS
Common shares capital paid-in                                     607,420,972
Accumulated net realized gain on investments                          728,610
Net unrealized depreciation of investments                         (3,112,762)
Accumulated net investment income                                   1,320,042

Net assets                                                       $606,356,862

NET ASSET VALUE PER COMMON SHARE
Based on 25,614,022 shares of beneficial interest
  outstanding -- unlimited number of shares authorized
  with no par value                                                    $23.67

See notes to
financial statements.



OPERATIONS

For the period ended
January 31, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $139,389)          $18,653,950
Interest                                                            4,781,439

Total investment income                                            23,435,389

EXPENSES
Investment management fee                                           2,461,580
APS auction fee                                                       152,429
Accounting and legal services fee                                      98,463
Custodian fee                                                          89,146
Printing                                                               87,006
Organization expense                                                   53,000
Miscellaneous                                                          50,395
Transfer agent fee                                                     37,696
Trustees' fee                                                          30,649
Auditing fee                                                           26,866
Registration and filing fee                                             8,015
Legal fee                                                               5,246

Total expenses                                                      3,100,491
Less expense reductions                                              (656,422)

Net expenses                                                        2,444,069

Net investment income                                              20,991,320

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                      728,610
Change in net unrealized appreciation (depreciation)
  of investments                                                   (3,112,762)

Net realized and unrealized loss                                   (2,384,152)

Distribution to APS                                                (1,237,713)

Increase in net assets from operations                            $17,369,455


1 Inception period from 8-27-02 through 1-31-03. Unaudited.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the incep-
tion of the Fund.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions
paid to share
holders, if any,
and any increase
or decrease due
to the sale of
common shares
and APS.
                                                       PERIOD
                                                        ENDED
                                                      1-31-03 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                             $20,991,320
Net realized gain                                     728,610
Change in net unrealized
  appreciation (depreciation)                      (3,112,762)
Distributions to APS                               (1,237,713)

Increase in net assets
  resulting from operations                        17,369,455

Distributions to common shareholders
From net investment income                        (18,433,565)

From Fund share transactions                      607,420,972

NET ASSETS
Beginning of period                                        --

End of period 2                                  $606,356,862

1 Inception period from 8-27-02 through 1-31-03. Unaudited.

2 Includes accumulated net investment income of $1,320,042.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the inception of the Fund.

PERIOD ENDED                                           1-31-03 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $23.88 2
Net investment income 3                                   0.84
Net realized and unrealized
  loss on investments                                    (0.12)
Distributions to APS                                     (0.05)
Total from investment operations                          0.67
Less distributions to common shareholders
From net investment income                               (0.72)
Capital charges
Offering costs related to common shares                  (0.03)
Offering costs and underwriting discount
  related to APS                                         (0.13)
                                                         (0.16)
Net asset value, end of period                          $23.67
Per share market value, end of period                   $24.98
Total return at market value 4 (%)                        3.02 5,6

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common shares,
  end of period (in millions)                             $606
Ratio of expenses to average net assets 7 (%)             0.97 8
Ratio of adjusted expenses to average net assets 9 (%)    1.23 8
Ratio of net investment income to
  average net assets 10 (%)                               8.35 8
Portfolio turnover (%)                                       9

SENIOR SECURITIES
Total value of APS outstanding (in millions)              $280
Involuntary liquidation preference per unit
  (in thousands)                                           $25
Approximate market value per unit
  (in thousands)                                           $25
Asset coverage per unit 11                             $78,705

 1 Inception period from 8-27-02 through 1-31-03. Unaudited.

 2 Initial capitalization, net of offering expenses.

 3 Based on the average of the shares outstanding.

 4 Assumes dividend reinvestment.

 5 Not annualized.

 6 Total return would have been lower had certain expenses not been reduced during the period shown.

 7 Ratio calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 0.74%.

 8 Annualized.

 9 Ratio calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares and does not take into consideration expense reductions during the period shown. Without the exclusion of preferred shares, the annualized adjusted expense ratio would have been 0.94%.

10 Ratio calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of have been 6.40%.

11 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing that amount by the number of APS outstanding as of the applicable 1940 Act Evaluation Date.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Preferred Income Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Organization expenses and offering costs

Expenses incurred in connection with the organization of the Fund, which amounted to $53,000, have been borne by the Fund. Offering costs of $819,000 related to common shares and offering costs of $482,000 incurred in connection with the preferred shares were charged to the Fund's common shares capital paid-in.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers LLC (the "Adviser"), a wholly owned subsidiary of the Berkeley Financial Group, LLC. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.75% of the Fund's average daily net assets and the value attributable to the Auction Preferred Shares ("managed assets").

The Adviser has contractually agreed to limit the Fund's management fee to the following: 0.55% of the Fund's average daily managed assets until the fifth anniversary of the commencement of the Fund's operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year, and 0.70% of average daily managed assets in the eighth year. Accordingly, the reduction in the management fee amounted to $656,422 for the period ended January 31, 2003. After the eighth year the Adviser will no longer waive a portion of the management fee.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.03% of the average managed assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

Common shares

The listing illustrates the Fund's common shares sold, offering costs and underwriting discount charged to capital paid-in, dividend reinvestments and the number of common shares outstanding at the end of the period, along with the corresponding dollar value.

                                 PERIOD ENDED 1-31-03 1
                               SHARES          AMOUNT

Shares sold                25,590,309    $610,968,628
Offering costs related
to common shares                   --        (819,000)
Offering costs and
underwriting discount
related to Auction
Preferred Shares                   --      (3,282,000)
Distributions reinvested       23,713         553,344
Net increase               25,614,022    $607,420,972

1 Inception period from 8-27-02 through 1-31-03. Unaudited.

Auction preferred shares

The Fund issued a total of 11,200 Auction Preferred Shares (2,240 shares of Series M, 2,240 shares of Series T, 2,240 shares of Series W, 2,240 of shares of Series TH and 2,240 shares of Series F) (collectively, the "APS") on October 23, 2002, in a public offering. The underwriting discount of $2,800,000 has been charged to capital paid-in of common shares.

Dividends on the APS, which accrue daily, are cumulative at a rate that was established at the offering of the APS and has been reset every 7 days thereafter by an auction (except for the Series W, for which the initial reset date will be April 23, 2003). Dividend rates on APS ranged from 1.25% to 1.95% during the period ended January 31, 2003. Accrued dividends on APS are included in the value of APS on the Fund's statement of assets and liabilities.

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the APS as defined in the Fund's by-laws. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shareholders have equal voting rights of one vote per share, except that the holders of the APS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the APS and common shares.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended January 31, 2003, aggregated $2,296,050,877 and $52,574,620, respectively.

The cost of investments owned on January 31, 2003, including short-term investments, for federal income tax purposes was $896,970,734. Gross unrealized appreciation and depreciation of investments aggregated $15,859,708 and $18,972,470, respectively, resulting in net unrealized depreciation of $3,112,762.

INVESTMENT OBJECTIVE AND POLICY

The Fund's primary objective is to provide a high level of current income, consistent with preservation of capital. The Fund's secondary objective is to provide growth of capital to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing in a diversified portfolio of securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

Under normal market conditions, the Fund invests at least: (a) 80% of its assets in preferred stocks and other preferred securities, including convertible preferred securities, (b) 25% of its total assets in the industries comprising the utilities sector and (c) 80% of its total assets in preferred securities or other fixed income securities which are rated investment grade or higher by Moody's or Standard & Poor's at the time of investment. "Assets" are defined as net assets including the liquidation preference of APS plus borrowing for investment purposes.

DIVIDEND REINVESTMENT PLAN

The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the "Plan Agent"), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER
COMMUNICATION
AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



This page intentionally left blank.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Patti McGill Peterson*
Dr. John A. Moore*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND DISBURSER

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

TRANSFER AGENT FOR APS

Deutsche Bank Trust Company Americas
280 Park Avenue
New York, New York 10017

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL

Listed New York Stock Exchange: HPI

For shareholder assistance refer to page 19


HOW TO
CONTACT US

On the Internet                www.jhfunds.com

By regular mail                Mellon Investor Services
                               85 Challenger Road
                               Overpeck Centre
                               Ridgefield Park, New Jersey 07660

Customer service
representatives                1-800-852-0218

Portfolio commentary           1-800-344-7054

24-hour automated information  1-800-843-0090

TDD Line                       1-800-231-5469



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090
1-800-231-5469 (TDD)

www.jhfunds.com

PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS

P80SA 1/03
      3/03